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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                       AMENDMENT NO. 5 TO CREDIT AGREEMENT

            This Amendment No. 5 to Credit Agreement, dated as of July 21, 2004 (this "Amendment"), is entered into by and among Golfsmith International, L.P., Golfsmith NU, L.L.C., and Golfsmith USA, L.L.C., as Borrowers (the "Borrowers"), the other Persons designated as Credit Parties to the Credit Agreement (the "Credit Parties"), the lenders signatory thereto from time to time (the "Lenders"), and General Electric Capital Corporation, for itself as a Lender, as L/C Issuer and as Agent for the Lenders (in such capacity, the "Agent"). Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                                    RECITALS

      A. The Borrowers, the other Credit Parties, the Agent and the Lenders are parties to that certain Credit Agreement, dated as of October 15, 2002, as amended by Amendment No. 1 thereto, dated as of January 10, 2003, Amendment No. 2 thereto, dated as of September 5, 2003, Amendment No. 3 thereto, dated as of February 10, 2004, and Amendment No. 4 thereto, dated as of March 18, 2004 (as so amended and as it may hereafter be further amended, restated or otherwise modified, the "Credit Agreement").

      B. The Borrowers, Credit Parties, Agent and Lenders are desirous of amending the Credit Agreement as and to the extent set forth herein and subject to the terms and conditions provided herein.

      C. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments. The Credit Agreement is hereby amended as follows:

      1.1. Section 4.1 of the Credit Agreement is amended and restated in its entirety as follows:

      "4.1 Capital Expenditure Limits. Holdings and its Subsidiaries on a consolidated basis shall not make Capital Expenditures (a) during the Fiscal Year ending closest to December 31, 2004 that exceed $7,250,000 and
      (b) during any period of four (4) consecutive Fiscal Quarters thereafter (i.e., beginning with the period of four (4) consecutive Fiscal Quarters ending closest to March 31, 2005) that exceed the greater of: (i) thirty percent (30%) of EBITDA of Holdings and its Subsidiaries on a consolidated basis in the period of four (4) consecutive Fiscal Quarters ending with the latest Fiscal Quarter for which Financial Statements are required to be delivered pursuant to this Agreement, and (ii) $6,500,000 plus the excess (if any) of the maximum permitted

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      Capital Expenditures amount for the immediately prior period of four (4)
      consecutive Fiscal Quarters over the actual amount of Capital Expenditures made during such immediately prior period of four (4) consecutive Fiscal Quarters (the "Carry Over Amount"); provided, that the Carry Over Amount shall not exceed $750,000 for any period of four (4) consecutive Fiscal Quarters."

2. Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each of the following conditions precedent in a manner acceptable to Agent:

      2.1. Agent's receipt of counterparts of this Amendment, duly executed by each Borrower, each other Credit Party, Agent and Requisite Lenders.

      2.2. No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of any of the transactions contemplated hereby.

3.    Reference to and Effect Upon the Credit Agreement and other Loan
Documents.

      3.1. The Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by Borrower and each of the other Credit Parties. Without limiting the foregoing, the Liens granted pursuant to the Collateral Documents shall continue in full force and effect and the guaranties of each of the Guarantors shall continue in full force and effect.

      3.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition (except for the specific amendments provided in Section 1 above), of the Credit Agreement or any other Loan Document or (b) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document.

      3.3. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. A counterpart signature page delivered by fax transmission shall be as effective as delivery of an originally executed counterpart.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

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6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [SIGNATURE PAGES FOLLOW]

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            IN WITNESS WHEREOF, this Amendment No. 5 to Credit Agreement has been duly executed as of the date first written above.

                              GOLFSMITH INTERNATIONAL, L.P.
                              By Golfsmith GP L.L.C., as General Partner
                              By Golfsmith Holdings, L.P., as Sole Member
                              By Golfsmith GP Holdings, Inc., as General Partner

                              By: ______________________________________________
                              Name: ____________________________________________
                              Title: ___________________________________________

                              GOLFSMITH NU, L.L.C.
                              By Golfsmith Holdings, L.P., as Sole Member
                              By Golfsmith GP Holdings, Inc., as General Partner

                              By:  _____________________________________________
                              Name:  ___________________________________________
                              Title:  __________________________________________

                              GOLFSMITH USA, L.L.C.
                              By Golfsmith Holdings, L.P., as Sole Member
                              By Golfsmith GP Holdings, Inc., as General Partner

                              By:  _____________________________________________
                              Name:  ___________________________________________
                              Title:  __________________________________________

                              GOLFSMITH INTERNATIONAL, INC.

                              By:  _____________________________________________
                              Name:  ___________________________________________
                              Title:  __________________________________________

                              GOLFSMITH INTERNATIONAL HOLDINGS, INC.

                              By:  _____________________________________________
                              Name:  ___________________________________________
                              Title:  __________________________________________

                  AMENDMENT NO.5 TO GOLFSMITH CREDIT AGREEMENT

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                              GOLFSMITH GP HOLDINGS, INC.

                              By:  _____________________________________________
                              Name:  ___________________________________________
                              Title:  __________________________________________

                              GOLFSMITH HOLDINGS, L.P.
                              By Golfsmith GP Holdings, Inc., as General Partner

                              By:  _____________________________________________
                              Name:  ___________________________________________
                              Title:  __________________________________________

                              GOLFSMITH GP, L.L.C.
                              By Golfsmith Holdings, L.P., as Sole Member
                              By Golfsmith GP Holdings, Inc., as General Partner

                              By:  _____________________________________________
                              Name:  ___________________________________________
                              Title:  __________________________________________

                              GOLFSMITH DELAWARE, L.L.C.
                              By Golfsmith Holdings, L.P., as Sole Member
                              By Golfsmith GP Holdings, Inc., as General Partner

                              By:  _____________________________________________
                              Name:  ___________________________________________
                              Title:  __________________________________________

                              GOLFSMITH CANADA, L.L.C.
                              By Golfsmith Holdings, L.P., as Sole Member
                              By Golfsmith GP Holdings, Inc., as General Partner

                              By: ______________________________________________
                              Name: ____________________________________________
                              Title: ___________________________________________

                  AMENDMENT NO.5 TO GOLFSMITH CREDIT AGREEMENT

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                              GOLFSMITH EUROPE, L.L.C.
                              By Golfsmith Holdings, L.P., as Sole Member
                              By Golfsmith GP Holdings, Inc., as General Partner

                              By: ______________________________________________
                              Name: ____________________________________________
                              Title: ___________________________________________

                              GOLFSMITH LICENSING, L.L.C.
                              By Golfsmith Holdings, L.P., as Sole Member
                              By Golfsmith GP Holdings, Inc., as General Partner

                              By: ______________________________________________
                              Name: ____________________________________________
                              Title: ___________________________________________

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Agent, an L/C Issuer and Lender

                              By: ______________________________________________
                              Name: ____________________________________________
                                     Its Duly Authorized Signatory

                  AMENDMENT NO.5 TO GOLFSMITH CREDIT AGREEMENT